Guarantees, Pledged Assets and Collateral	12 Months Ended
Dec. 31, 2011
Guarantees, Pledged Assets and Collateral [Abstract]
Guarantees, Pledged Assets and Collateral

Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, liquidity agreements, written put options, recourse obligations, residual value guarantees, and contingent consideration. The following table shows carrying value, maximum exposure to loss on our guarantees and the amount with a higher risk of performance.

	December 31,
	2011			2010
		Maximum	Non-		Maximum	Non-
	Carrying	exposure	investment	Carrying	exposure	investment
(in millions)	value	to loss	grade	value	to loss	grade
Standby letters of credit	$85	41,171	22,259	142	42,159	19,596
Securities lending and other indemnifications (1)	-	669	62	45	13,645	3,993
Liquidity agreements (2)	-	2	2	-	49	1
Written put options (2)(3)	1,469	8,224	2,466	747	8,134	2,615
Loans and MHFS sold with recourse	102	5,784	3,850	119	5,474	3,564
Residual value guarantees	8	197	-	8	197	-
Contingent consideration	31	98	97	23	118	116
Other guarantees	6	552	4	-	73	-
Total guarantees	$1,701	56,697	28,740	1,084	69,849	29,885

  We commenced divestiture of our securities lending business in the latter half of 2011.
  Certain of these agreements included in this table are related to off-balance sheet entities and, accordingly, are also disclosed in Note 8.
  Written put options, which are in the form of derivatives, are also included in the derivative disclosures in Note 16.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Non-investment grade represents those guarantees on which we have a higher risk of being required to perform under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. These credit policies are further described in Note 6.

       Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is its extremely remote possibility, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value for derivative related products or the allowance for lending related commitments, is more representative of our exposure to loss than maximum exposure to loss.

Standby letters of credit We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are agreements where we are obligated to make payment to a third party on behalf of a customer in the event the customer fails to meet their contractual obligations. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the allowance for credit losses.

Securities lending and other indemnifications As a securities lending agent, we lend securities from participating institutional clients' portfolios to third-party borrowers. We indemnify our clients against default by the borrower in returning these lent securities. This indemnity is supported by collateral received from the borrowers. Collateral is generally in the form of cash or highly liquid securities that are marked to market daily. There was $687 million at December 31, 2011, and $14.0 billion at December 31, 2010, in collateral supporting loaned securities with values of $669 million and $13.6 billion, respectively.

       We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we may have to repurchase pursuant to various representations and warranties. See Note 1 and Note 9 for additional information on the liability for mortgage loan repurchase losses.

Liquidity agreements We provide liquidity facilities on all commercial paper issued by the conduit we administer. We also provide liquidity to certain off-balance sheet entities that hold securitized fixed-rate municipal bonds and consumer or commercial assets that are partially funded with the issuance of money market and other short-term notes. See Note 8 for additional information on these arrangements.

Written put options Written put options are contracts that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price, and include options, floors, caps and credit default swaps. These written put option contracts generally permit net settlement. While these derivative transactions expose us to risk in the event the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset substantially all put options written to customers with purchased options. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written put options is based on future market conditions and is only quantifiable at settlement. See Note 8 for additional information regarding transactions with VIEs and Note 16 for additional information regarding written derivative contracts.

Loans AND MHFS SOLD with recourse In certain loan sales or securitizations, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to the GSEs, on loans sold under various programs and arrangements. Primarily all of these programs and arrangements require that we share in the loans' credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis, in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in the accompanying table represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote and amounts paid can be recovered in whole or in part from the sale of collateral. In 2011, we repurchased $38 million of loans associated with these agreements. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties. See Note 9 for additional information on the liability for mortgage loan repurchase losses.

Residual value guarantees We have provided residual value guarantees as part of certain leasing transactions of corporate assets. At December 31, 2011, the only remaining residual value guarantee is related to a leasing transaction on certain corporate buildings. The lessors in these leases are generally large financial institutions or their leasing subsidiaries. These guarantees protect the lessor from loss on sale of the related asset at the end of the lease term. To the extent that a sale of the leased assets results in proceeds less than a stated percent (generally 80% to 89%) of the asset's cost, we would be required to reimburse the lessor under our guarantee.

Contingent consideration In connection with certain brokerage, asset management, insurance agency and other acquisitions we have made, the terms of the acquisition agreements provide for deferred payments or additional consideration, based on certain performance targets.

       We have entered into various contingent performance guarantees through credit risk participation arrangements. Under these agreements, if a customer defaults on its obligation to perform under certain credit agreements with third parties, we will be required to make payments to the third parties.

Pledged Assets and Collateral

As part of our liquidity management strategy, we pledge assets to secure trust and public deposits, borrowings from the FHLB and FRB and for other purposes as required or permitted by law. The following table provides pledged loans and securities available for sale where the secured party does not have the right to sell or repledge the collateral. At December 31, 2011 and 2010, we did not pledge any loans or securities available for sale where the secured party has the right to sell or repledge the collateral. The table excludes pledged assets related to VIEs, which can only be used to settle the liabilities of those entities. See Note 8 for additional information on consolidated VIE assets.

	Dec. 31,	Dec. 31,
(in millions)	2011	2010
Securities available for sale	$80,540	94,212
Loans	317,742	312,602
Total	$398,282	406,814

We also pledge certain financial instruments that we own to collateralize repurchase agreements and other securities financings. The types of collateral we pledge include securities issued by federal agencies, government-sponsored entities (GSEs), and domestic and foreign companies. We pledged $20.8 billion at December 31, 2011, and $27.3 billion at December 31, 2010, under agreements that permit the secured parties to sell or repledge the collateral. Pledged collateral where the secured party cannot sell or repledge was $2.8 billion and $5.9 billion at the same period ends, respectively.

We receive collateral from other entities under resale agreements and securities borrowings. We received $17.8 billion at December 31, 2011, and $22.5 billion at December 31, 2010, for which we have the right to sell or repledge the collateral. These amounts include securities we have sold or repledged to others with a fair value of $16.7 billion at December 31, 2011, and $14.6 billion at December 31, 2010.